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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 25, 2001
                        (Date of earliest event reported)

                                   HYSEQ, INC.
             (Exact name of Registrant as specified in its charter)

                 Nevada            000-22873             36-3855489
              (State of       (Commission File No.)     (IRS Employer
             Incorporation)                          Identification No.)

                               670 Almanor Avenue
                           Sunnyvale, California 94085
          (Address of principal executive offices, including zip code)

                                  408-524-8100
              (Registrant's telephone number, including area code)



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Item 5. Other Events.

         On April 25, 2001, Hyseq announced that Peter S. Garcia will join Hyseq as Senior Vice President and Chief Financial Officer. Mr. Garcia replaces Mark Gitter, Hyseq's former CFO who resigned effective March 31, 2001. Hyseq also announced that Linda A. Fitzpatrick has joined Hyseq as Senior Vice President of Human Resources.

         For further information, see the press release of Hyseq, Inc., dated April 25, 2001, attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1  Press Release, dated April 25, 2001.


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    HYSEQ, INC.

                    /s/ Ted W. Love
                    ---------------------------
                    Name: Ted W. Love
                    Title: President and Chief Executive Officer

Date: May 3, 2001



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EXHIBIT INDEX

Exhibit No.            Description of Exhibit
-----------            ----------------------
   99.1         Press Release, dated April 25, 2001.